UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19 2017

World Health Energy Holdings Inc

(Exact name of registrant as specified in its charter)

Delaware	000-30256	592762023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Florida	33160
3000 Island Blvrd #402 Aventura	(Zip Code)

Registrant’s telephone number, including area code: 1-862-289-0003

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 4.01 Changes in Registrant’s Certifying Accountant

(a)    Prior independent registered public accounting firm

On July 19th , 2017, the Audit Committee of the Board of Directors (the “Committee”) of World Health energy Holdings Inc . (the “Company”) approved the dismissal of Acell Audit & Compliance .the Company’s independent registered public accounting firm.

as per the PCAOB requirement to rotate/change auditors every 5 years

Acells report on the Company’s consolidated financial statements for the years ended December 31, 2015 and 2016 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern due to a lack of cash, significant losses incurred and ongoing requirements for additional capital investments. Other than the foregoing, the reports contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period preceding its dismissal July 19, 2017, there were:

(i)   no disagreements with Accell on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ACCELL , would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and

(ii)   no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Accell with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) .The Company is attaching the email request from Accell dated May 10th 2017 that they can no longer be our auditors e. A copy of Accels E mail dated May 10 20`17 is attached as Exhibit 16.1 to this Form 8-K.

(b)    New independent registered public accounting firm

On July 19, 2017, the Board approved the engagement of Daszkal Bolton LLP (“DB”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

During the Company’s five most recent fiscal years and the subsequent interim period preceding its engagement, neither the Company nor anyone on its behalf consulted DB regarding either:

(i)   the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that DB concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)   any matter that was the subject of a disagreement or reportable event as defined in Item 304(a)(1)(iv) of Regulation S-K and Item 304(a)(1)(v), respectively.

In approving the selection of DB as the Company’s independent registered public accounting firm, the Board considered any services previously provided by DB and concluded that such services would not adversely affect the independence of DB.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Description
16.1	Email of Accell dated May 10 , 2017 SEC regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 19 2017	World Health Energy Holdings Inc
	By:	/s/ Mr Uri Tadelis
		Name:	Mr Uri Tadelis
		Title:	Chief Executive Officer/Director

EXHIBIT INDEX

Exhibit No.	Exhibit Description
16.1	E Mail from Accell regarding statements included in this Form 8-K.